SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Dec-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Dec-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
		    filed with
                the Commission, the Monthly Report dated       15-Dec-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
	 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated  15-Dec-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Dec-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        504,000,000    483,608,563      11,791,652
      A-2        172,000,000    161,327,967      5,090,437
      A-3        102,000,000    94,368,256       3,640,255
      A-4        51,000,000     49,138,599        887,867
      A-IO       78,100,000     73,000,000           0
    A-IO-INV    1,000,000,000   817,167,112          0
      M-1        65,600,000     65,600,000           0
      M-2        55,500,000     55,500,000           0
      M-3        22,700,000     22,700,000           0
      M-4        18,100,000     18,100,000           0
      M5-A       10,000,000     10,000,000           0
      M5-B        7,700,000      7,700,000           0
       P             100            100              0
       X              0          7,543,019           0
       R              0              0               0
      B-IO       90,000,000     90,000,000           0
     Total      1,008,600,100   968,043,484      21,410,211

Class                Rate           Int
A-1                1.47000%       552,926
A-2                1.49500%       187,589
A-3                1.34000%       98,353
A-4                1.60000%       61,150
A-IO               4.00000%       243,333
A-IO-INV           0.00000%          0
M-1                1.95000%       99,493
M-2                3.12000%       134,680
M-3                3.57000%       63,030
M-4                5.62000%       79,117
M5-A               5.12000%       39,822
M5-B               5.12000%       30,663
P                    N/A          293,671
X                  0.00000%          0
R                  0.00000%          0
B-IO               3.50000%       262,500
Total                            2,146,327

     Class           Loss        Total Dist
      A-1            N/A        12,344,578
      A-2            N/A         5,278,026
      A-3            N/A         3,738,607
      A-4            N/A          949,017
      A-IO           N/A          243,333
    A-IO-INV         N/A             0
      M-1            0.00         99,493
      M-2            0.00         134,680
      M-3            0.00         63,030
      M-4            0.00         79,117
      M5-A           0.00         39,822
      M5-B           0.00         30,663
       P             0.00         293,671
       X             N/A             0
       R             N/A             0
      B-IO           N/A          262,500
Total                           23,556,539

     Class        Int Short       End Bal
      A-1             0         471,816,911
      A-2             0         156,237,530
      A-3             0         90,728,001
      A-4             0         48,250,732
      A-IO            0         71,400,000
    A-IO-INV          0         763,970,281
      M-1             0         65,600,000
      M-2             0         55,500,000
      M-3             0         22,700,000
      M-4             0         18,100,000
      M5-A            0         10,000,000
      M5-B            0          7,700,000
       P              0             100
       X              0         11,418,992
       R              0              0
      B-IO            0         90,000,000
Total                           946,633,273

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GER9      23.39614
      A-2         04541GES7      29.59557
      A-3         04541GFE7      35.68877
      A-4         04541GFF4      17.40916
      A-IO        04541GET5       0.00000
    A-IO-INV      04541GEZ1       0.00000
      M-1         04541GEU2       0.00000
      M-2         04541GEV0       0.00000
      M-3         04541GEW8       0.00000
      M-4         04541GEX6       0.00000
      M5-A        04541GEY4       0.00000
      M5-B        04541GFG2       0.00000
       P          04541GFC1       0.00000
       X          04541GFB3       0.00000
       R          04541GFD9       0.00000
      B-IO        04541GFA5       0.00000

     Class           Int           Total
     Class         1.09707       24.49321
      A-1          1.09063       30.68620
      A-2          0.96424       36.65301
      A-3          1.19902       18.60818
      A-4          3.11566        3.11566
      A-IO         0.00000        0.00000
    A-IO-INV       1.51667        1.51667
      M-1          2.42667        2.42667
      M-2          2.77667        2.77667
      M-3          4.37111        4.37111
      M-4          3.98222        3.98222
      M5-A         3.98222        3.98222
      M5-B      2936705.20000  2936705.20000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           2.91667        2.91667
      B-IO         0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       936.14466
      A-2          0.00000       908.35773
      A-3          0.00000       889.49020
      A-4          0.00000       946.09278
      A-IO         0.00000       914.21255
    A-IO-INV       0.00000       763.97028
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M5-A         0.00000      1000.00000
      M5-B         0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Prin Dist:
Beg Bal           596,836,025     378,750,478      975,586,503
   Sched Prin         480,358         322,591          802,949
   Prepays+Curts    8,706,352       7,554,683       16,261,035
   Net Liq Proc             0               0                0
   Loan Purch Prcie   470,254               0          470,254
  Tot Prin Remit    9,656,964       7,877,274       17,534,238
  Net Real Losses           0               0                0
End Bal           587,179,061     370,873,204      958,052,265
End Count               3,985           2,137            6,122

Agg End Coll Bal                                   958,052,265

End OC Amt                                          11,418,992

Num Liq Loans                                                0

Int Dist:
Sched Int-less serv 3,531,979       2,205,560        5,737,540
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
                    3,531,979       2,205,560        5,737,540

Serv Fee
Grp 1                                                  248,681
Grp 2                                                  157,813

Advances
Curr Agg Adv as of determ. date                      3558881.64
Out. Agg. Adv as of end of prior calendar mo.        1319718.49


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           86         11,852,961           31             5750748.73
60-89 days           31          3,696,312           14             1491548.12
90 + days             5           464,227             2             163360.61
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days           117        17603709.85
60-89 days            45         5187860.5
90 + days             7            627588
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,985       587,179,061
Foreclosure          37          4,967,774
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           2,137       370,873,204
Foreclosure           19         3281515.73
Bankruptcy            0              0
REO                   0              0                        0

                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               6,122     958,052,265
Foreclosure                 56         8249290
Bankruptcy                   0               0
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-4           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M5-A          0.00           0.00             0.00
      M5-B          0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-4           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M5-A          0.00           0.00
      M5-B          0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collected           53
Num of Loans for which Prep Prem were sched                 55
Prin. Bal. of Loans with Premium coll.            10,837,822.99
Curr. amt of Prep. Prems                             293,670.52

Current Real. Losses                                       0.00
Cum. Real. Losses since Startup Day                        0.00

Weighted Avg Term to Mat. of Mortg. Loans                  348
Weighted Avg. Gross Coup. of Mortg. Loans              7.55780%
Weighted Avg. Net Coupon of Mortg. Loans               7.05780%

Agg. Num. of Mortg. Loans in the pool                    6,122

O/C Target Amt                                      22,189,283

Credit Enhancement %                                 19.938275%

O/C Increase Amount                                3,875,973.80

O/C Release Amt                                            0.00

O/C Deficiency Amt                                14,646,264.28

Excess O/C Amt                                             0.00

Pmt from Yield Maint. Agreement                            0.00

Net Monthly Excess Cash Flow                       3,875,973.80

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              7.0468419%

Class B-IO Cap Rate                                  6.7475348%

Available Distribution Amount                     23,565,447.75

Deposit to Net WAC Reserve Fund                            0.00

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee